Exhibit 1

AGREEMENT OF JOINT FILING

COMPASS MINERALS INTERNATIONAL, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of a Statement on Schedule 13D and any and all amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 22nd day of December, 2003.

YBR HOLDINGS, LLC

BY:	APOLLO MANAGEMENT V, L.P. as Manager

	By:	AIF V MANAGEMENT, INC.
Its General Partner

			By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

YBR NETHERLANDS I, L.P.

BY:	YBR HOLDINGS, LLC
Its General Partner

		By:	APOLLO MANAGEMENT V, L.P.
as Manager

		By:	AIF V MANAGEMENT, INC.
Its General Partner

			By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

YBR NETHERLANDS II, L.P.

BY:	YBR HOLDINGS, LLC
Its General Partner

	By:	APOLLO MANAGEMENT V, L.P.
as Manager

	By:	AIF V MANAGEMENT, INC.
Its General Partner

		By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

APOLLO INVESTMENT FUND V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

APOLLO NETHERLANDS PARTNERS V (A), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

APOLLO NETHERLANDS PARTNERS V (B), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

APOLLO GERMAN PARTNERS V GmbH & CO. KG

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V MANAGEMENT, INC.
Its General Partner

		By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

APOLLO ADVISORS V, L.P.

By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/S/ MICHAEL D. WEINER

Michael D. Weiner
Vice President

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